PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Jennison Global Infrastructure Fund
Formerly, Prudential Jennison Global Infrastructure Fund

A: PGJAX	C: PGJCX	Z: PGJZX	R6†: PGJQX
SUMMARY PROSPECTUS  |  December 28, 2018
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/prospectus. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated December 28, 2018, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated October 31, 2018, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek total return.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 33 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 54 of the Fund's Prospectus and in Rights of Accumulation on page 63 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Z	Class R6†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None*	None
* Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
To enroll in e-delivery, go to pgiminvestments.com/edelivery
MF217A

†Formerly known as Class Q.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z	Class R6(1)
Management fees	1.00%	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.30%	1.00%	None	None
Other expenses	0.70%	0.81%	0.52%	0.44%
Total annual Fund operating expenses	2.00%	2.81%	1.52%	1.44%
Fee waiver and/or expense reimbursement	(0.50)%	(0.56)%	(0.35)%(2)	(0.27)%(2)
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3,4)	1.50%	2.25%	1.17%	1.17%
(1) Formerly known as Class Q.
(2) Expense information in the table has been restated to reflect current fees.
(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through February 29, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.17% of average daily net assets for Class Z shares, and 1.17% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Directors.
(4) The distributor of the Fund has contractually agreed until February 29, 2020 to limit the Fund’s Class A distribution and service (12b-1) fees to 0.25% of the Fund’s Class A average daily net assets. This waiver may not be terminated prior to February 29, 2020 without the approval of the Fund’s Board of Directors.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$694	$1,097	$1,525	$2,711	$694	$1,097	$1,525	$2,711
Class C	$328	$818	$1,435	$3,097	$228	$818	$1,435	$3,097
Class Z	$119	$446	$796	$1,783	$119	$446	$796	$1,783
Class R6†	$119	$429	$761	$1,701	$119	$429	$761	$1,701
†Formerly known as Class Q.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund normally invests at least 80% of its investable assets in securities of US and foreign (non-US based) infrastructure companies. The Fund will consider a company an infrastructure company if the company is categorized, based on the Global Industry Classification Standard (GICS) industry classifications, as they may be amended from time to time, within the following industries: Aerospace and Defense, Air Freight and Logistics, Airlines, Building Products, Commercial Services and Supplies, Communications Equipment, Construction and Engineering, Construction Materials, Diversified Telecommunication Services, Electrical Equipment, Electric Utilities, Energy Equipment and Services, Gas Utilities, Health Care Providers and Services, Independent Power Producers and Energy Traders, Industrial Conglomerates, Machinery, Marine, Metals and Mining, Multi-Utilities, Oil, Gas and Consumable Fuels, Rail and Road, Transportation Infrastructure, Water Utilities and Wireless Telecommunication Services, and the following infrastructure related real estate investment trusts (REITs) identified under GICS Sub-Industry classifications: Industrial REITs, Health Care REITs, and Specialized REITs. Examples of assets held by infrastructure companies include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools, utilities such as electricity, gas distribution networks and water, and oil and gas pipelines. The Fund may amend from time to time the GICS industries that are included in the Fund's definition of an infrastructure company.
The Fund's investments in securities include, but are not limited to, common stocks, listed and unlisted American Depositary Receipts (ADRs) and similar receipts, securities of REITs and master limited partnerships (MLPs). MLPs are generally treated as partnerships for US federal income tax purposes and generally do not pay income taxes. Currently, most MLPs operate in the energy, natural resources or real estate sectors.  REITs are like corporations, except that they do not pay income taxes if they meet certain tax requirements.  REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income to shareholders. MLPs are generally publicly traded, are subject to the Securities and Exchange Commission’s rules and regulations and must make public filings like any publicly traded corporation.
The Fund may invest in companies of any size. The Fund expects to invest in at least three different countries and approximately 40% of its investable assets in instruments of foreign issuers, dependent upon current investment opportunities. The Fund's investments in foreign issuers may be lower if conditions are not favorable, but such investments may not be lower than 30% of the Fund's investable assets. The Fund may invest in US companies and foreign companies, including companies domiciled, doing business in or trading in emerging markets.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Risks of Investing in Infrastructure Companies. Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.
Infrastructure companies may also be affected by or subject to:
■	regulation by various government authorities;
■	government regulation of rates charged to customers;
■	service interruption due to environmental, operational or other mishaps as well as political and social unrest;
■	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and
■	general changes in market sentiment towards the assets of infrastructure companies.
Equity and Equity-Related Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Foreign Securities Risk. Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
The Fund may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Master Limited Partnerships Risk. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.
Core Investment Style. The Fund's core investment style may subject the Fund to risks of both value and growth investing. This investment style may be out of favor for a period of time. Value investing may not recognize a security's intrinsic value for a long time or a stock judged to be undervalued may actually be appropriately priced. Growth investing may be more volatile.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Non-diversification Risk. The Fund is non-diversified for purposes of the Investment Company Act of 1940 (the “1940 Act”). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.
Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.
Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a regulated investment company (such as the Fund) paying dividends attributable to such income to pass through this special treatment to its shareholders. Unless future legislation or regulatory guidance provides for a pass-through, investors in such a regulated investment company will treat such distributions as ordinary dividend income, as under prior law, whereas a direct REIT investor would benefit from the special treatment.
Distribution Risk. The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that a Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:	Worst Quarter:
12.43%	-10.87%
2nd Quarter 2014	3rd Quarter 2015

1 Without the contractual expense limitation, the annual returns would have been lower. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was -1.68%.
Average Annual Total Returns % (including sales charges) (as of 12-31-17)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	12.01%	N/A	N/A	6.95% (9-25-13)
Class C shares	16.57%	N/A	N/A	7.55% (9-25-13)
Class R6 shares†	18.84%	N/A	N/A	19.04% (12-28-16)

Class Z Shares %
Return Before Taxes	18.81%	N/A	N/A	8.63% (9-25-13)
Return After Taxes on Distributions	18.57%	N/A	N/A	8.36% (9-25-13)
Return After Taxes on Distributions and Sale of Fund Shares	10.83%	N/A	N/A	6.74% (9-25-13)
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
†Formerly known as Class Q shares.
Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	21.82%	N/A	N/A	13.87%*
S&P Global Infrastructure Index	19.07%	N/A	N/A	7.56%*

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Global Infrastructure Funds Average	17.40%	N/A	N/A	7.61%*
*Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for Class A shares, Class C shares and Class Z shares.
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Shaun Hong, CFA	Managing Director	September 2013
		Ubong Edemeka	Managing Director	September 2013

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Brannon P. Cook	Managing Director	July 2014
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R6†
Minimum initial investment	$2,500	$2,500	Institutions: $5 million Group Retirement Plans: None	Institutions: $5 million Group Retirement Plans: None
Minimum subsequent investment	$100	$100	None	None
* Certain share classes were generally closed to investments by new group retirement plans effective on June 1, 2018.  Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
†Formerly known as Class Q shares.
For Class A and Class C shares, the minimum initial investment for retirement accounts and custodial accounts for minors is $1,000 and the minimum subsequent investment is $100. For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to minimum investment and/or other requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
MF217A